                                POWER OF ATTORNEY

STATE OF KANSAS    )
                   ) ss.
COUNTY OF SHAWNEE  )


KNOW ALL MEN BY THESE PRESENTS:

THAT I, Howard R. Fricke, being a Director of FIRST SECURITY BENEFIT LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK, by these presents do make, constitute and appoint, James R. Schmank and Roger K. Viola, and each of them, my true and lawful attorneys, each with full power and authority for me and in my name and behalf to sign, as my agent, any Registration Statement applicable to separate accounts of the Company, as well as any pre-effective amendment, post-effective amendment and any application for exemptive relief (including amendments to such applications) for such separate accounts (now or hereafter established by the Company) and filed pursuant to the Investment Company Act of 1940 or the Securities Act of 1933, each as amended, any instrument or document filed as part thereof, or in connection therewith or in any way related thereto, with like effect as though said Registration Statement or other document had been signed and filed personally by me in the capacity aforesaid.

IN WITNESS WHEREOF, I have hereunto set my hand this 3rd day of April, 2000.

                                                        HOWARD R. FRICKE
                                                        ------------------------
                                                        Howard R. Fricke


SUBSCRIBED AND SWORN to before me this 3rd day of April, 2000.

                                                        ANNETTE E. CRIPPS
                                                        ------------------------
                                                        Notary Public
My Commission Expires:

      7/8/2001
---------------------

                                POWER OF ATTORNEY

STATE OF KANSAS    )
                   ) ss.
COUNTY OF SHAWNEE  )


KNOW ALL MEN BY THESE PRESENTS:

THAT I, Kris A. Robbins, being a Director of FIRST SECURITY BENEFIT LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK, by these presents do make, constitute and appoint, Howard R. Fricke, James R. Schmank and Roger K. Viola, and each of them, my true and lawful attorneys, each with full power and authority for me and in my name and behalf to sign, as my agent, any Registration Statement applicable to separate accounts of the Company, as well as any pre-effective amendment, post-effective amendment and any application for exemptive relief (including amendments to such applications) for such separate accounts (now or hereafter established by the Company) and filed pursuant to the Investment Company Act of 1940 or the Securities Act of 1933, each as amended, any instrument or document filed as part thereof, or in connection therewith or in any way related thereto, with like effect as though said Registration Statement or other document had been signed and filed personally by me in the capacity aforesaid.

IN WITNESS WHEREOF, I have hereunto set my hand this 3rd day of April, 2000.

                                                          KRIS A. ROBBINS
                                                          ----------------------
                                                          Kris A. Robbins


SUBSCRIBED AND SWORN to before me this 3rd day of April, 2000.

                                                          ANNETTE E. CRIPPS
                                                          ---------------------
                                                          Notary Public
My Commission Expires:

     July 8, 2001
----------------------

                                POWER OF ATTORNEY

STATE OF KANSAS    )
                   ) ss.
COUNTY OF SHAWNEE  )


KNOW ALL MEN BY THESE PRESENTS:

THAT I, Roger K. Viola, being a Director of FIRST SECURITY BENEFIT LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK, by these presents do make, constitute and appoint, Howard R. Fricke and James R. Schmank, and each of them, my true and lawful attorneys, each with full power and authority for me and in my name and behalf to sign, as my agent, any Registration Statement applicable to separate accounts of the Company, as well as any pre-effective amendment, post-effective amendment and any application for exemptive relief (including amendments to such applications) for such separate accounts (now or hereafter established by the Company) and filed pursuant to the Investment Company Act of 1940 or the Securities Act of 1933, each as amended, any instrument or document filed as part thereof, or in connection therewith or in any way related thereto, with like effect as though said Registration Statement or other document had been signed and filed personally by me in the capacity aforesaid.

IN WITNESS WHEREOF, I have hereunto set my hand this 3rd day of April, 2000.

                                                          ROGER K. VIOLA
                                                          ----------------------
                                                          Roger K. Viola


SUBSCRIBED AND SWORN to before me this 3rd day of April, 2000.

                                                          ANNETTE E. CRIPPS
                                                          ----------------------
                                                          Notary Public
My Commission Expires:

      7/8/2001
---------------------

                                POWER OF ATTORNEY

STATE OF KANSAS    )
                   ) ss.
COUNTY OF SHAWNEE  )


KNOW ALL MEN BY THESE PRESENTS:

THAT I, James R. Schmank, being a Director of FIRST SECURITY BENEFIT LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK, by these presents do make, constitute and appoint, Howard R. Fricke, James R. Schmank and Roger K. Viola, and each of them, my true and lawful attorneys, each with full power and authority for me and in my name and behalf to sign, as my agent, any Registration Statement applicable to separate accounts of the Company, as well as any pre-effective amendment, post-effective amendment and any application for exemptive relief (including amendments to such applications) for such separate accounts (now or hereafter established by the Company) and filed pursuant to the Investment Company Act of 1940 or the Securities Act of 1933, each as amended, any instrument or document filed as part thereof, or in connection therewith or in any way related thereto, with like effect as though said Registration Statement or other document had been signed and filed personally by me in the capacity aforesaid.

IN WITNESS WHEREOF, I have hereunto set my hand this 3rd day of April, 2000.

                                                          JAMES R. SCHMANK
                                                          ----------------------
                                                          James R. Schmank


SUBSCRIBED AND SWORN to before me this 3rd day of April, 2000.

                                                          ANNETTE E. CRIPPS
                                                          ----------------------
                                                          Notary Public
My Commission Expires:

      7/8/2001
---------------------

                                POWER OF ATTORNEY

STATE OF KANSAS    )
                   ) ss.
COUNTY OF SHAWNEE  )


KNOW ALL MEN BY THESE PRESENTS:

THAT I, Donald J. Schepker, being a Director of FIRST SECURITY BENEFIT LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK, by these presents do make, constitute and appoint, Howard R. Fricke, James R. Schmank and Roger K. Viola, and each of them, my true and lawful attorneys, each with full power and authority for me and in my name and behalf to sign, as my agent, any Registration Statement applicable to separate accounts of the Company, as well as any pre-effective amendment, post-effective amendment and any application for exemptive relief (including amendments to such applications) for such separate accounts (now or hereafter established by the Company) and filed pursuant to the Investment Company Act of 1940 or the Securities Act of 1933, each as amended, any instrument or document filed as part thereof, or in connection therewith or in any way related thereto, with like effect as though said Registration Statement or other document had been signed and filed personally by me in the capacity aforesaid.

IN WITNESS WHEREOF, I have hereunto set my hand this 3rd day of April, 2000.

                                                         DONALD J. SCHEPKER
                                                         -----------------------
                                                         Donald J. Schepker


SUBSCRIBED AND SWORN to before me this 3rd day of April, 2000.

                                                         ANNETTE E. CRIPPS
                                                         -----------------------
                                                         Notary Public
My Commission Expires:

      7/8/2001
---------------------

                                POWER OF ATTORNEY

STATE OF NEW YORK   )
                    ) ss.
COUNTY OF NEW YORK  )


KNOW ALL MEN BY THESE PRESENTS:

THAT I, Stephen A. Crane, being a Director of FIRST SECURITY BENEFIT LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK, by these presents do make, constitute and appoint, Howard R. Fricke, James R. Schmank and Roger K. Viola, and each of them, my true and lawful attorneys, each with full power and authority for me and in my name and behalf to sign, as my agent, any Registration Statement applicable to separate accounts of the Company, as well as any pre-effective amendment, post-effective amendment and any application for exemptive relief (including amendments to such applications) for such separate accounts (now or hereafter established by the Company) and filed pursuant to the Investment Company Act of 1940 or the Securities Act of 1933, each as amended, any instrument or document filed as part thereof, or in connection therewith or in any way related thereto, with like effect as though said Registration Statement or other document had been signed and filed personally by me in the capacity aforesaid.

IN WITNESS WHEREOF, I have hereunto set my hand this 20th day of April, 2000.

                                                         STEPHEN A. CRANE
                                                         -----------------------
                                                         Stephen A. Crane


SUBSCRIBED AND SWORN to before me this 20th day of April, 2000.

                                                         MINERVA GORDIAN
                                                         -----------------------
                                                         Notary Public
My Commission Expires:

May 31, 2000
---------------------

                                POWER OF ATTORNEY

STATE OF CONNETICUT  )
                     ) ss.
COUNTY OF FAIRFIELD  )


KNOW ALL MEN BY THESE PRESENTS:

THAT I, Stephen R. Herbert, being a Director of FIRST SECURITY BENEFIT LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK, by these presents do make, constitute and appoint, Howard R. Fricke, James R. Schmank and Roger K. Viola, and each of them, my true and lawful attorneys, each with full power and authority for me and in my name and behalf to sign, as my agent, any Registration Statement applicable to separate accounts of the Company, as well as any pre-effective amendment, post-effective amendment and any application for exemptive relief (including amendments to such applications) for such separate accounts (now or hereafter established by the Company) and filed pursuant to the Investment Company Act of 1940 or the Securities Act of 1933, each as amended, any instrument or document filed as part thereof, or in connection therewith or in any way related thereto, with like effect as though said Registration Statement or other document had been signed and filed personally by me in the capacity aforesaid.

IN WITNESS WHEREOF, I have hereunto set my hand this 2nd day of April, 2000.

                                                          STEPHEN R. HERBERT
                                                          ----------------------
                                                          Stephen R. Herbert


SUBSCRIBED AND SWORN to before me this 2nd day of April, 2000.

                                                          ELISA SCARAZZINI
                                                          ----------------------
                                                          Notary Public
My Commission Expires:

       5/31/02
---------------------

                                POWER OF ATTORNEY

STATE OF NEW YORK   )
                    ) ss.
COUNTY OF NEW YORK  )


KNOW ALL MEN BY THESE PRESENTS:

THAT I, Katherine White, being a Director of FIRST SECURITY BENEFIT LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK, by these presents do make, constitute and appoint, Howard R. Fricke, James R. Schmank and Roger K. Viola, and each of them, my true and lawful attorneys, each with full power and authority for me and in my name and behalf to sign, as my agent, any Registration Statement applicable to separate accounts of the Company, as well as any pre-effective amendment, post-effective amendment and any application for exemptive relief (including amendments to such applications) for such separate accounts (now or hereafter established by the Company) and filed pursuant to the Investment Company Act of 1940 or the Securities Act of 1933, each as amended, any instrument or document filed as part thereof, or in connection therewith or in any way related thereto, with like effect as though said Registration Statement or other document had been signed and filed personally by me in the capacity aforesaid.

IN WITNESS WHEREOF, I have hereunto set my hand this 4th day of April, 2000.

                                                          KATHERINE WHITE
                                                          ----------------------
                                                          Katherine White


SUBSCRIBED AND SWORN to before me this 4th day of April, 2000.

                                                          PATRICIA DAWSON
                                                          ----------------------
                                                          Notary Public
My Commission Expires:

    June 30, 2000
---------------------

                                POWER OF ATTORNEY

STATE OF FLORIDA    )
                    ) ss.
COUNTY OF PINELLAS  )


KNOW ALL MEN BY THESE PRESENTS:

THAT I, John E. Hayes, Jr., being a Director of FIRST SECURITY BENEFIT LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK, by these presents do make, constitute and appoint, Howard R. Fricke, James R. Schmank and Roger K. Viola, and each of them, my true and lawful attorneys, each with full power and authority for me and in my name and behalf to sign, as my agent, any Registration Statement applicable to separate accounts of the Company, as well as any pre-effective amendment, post-effective amendment and any application for exemptive relief (including amendments to such applications) for such separate accounts (now or hereafter established by the Company) and filed pursuant to the Investment Company Act of 1940 or the Securities Act of 1933, each as amended, any instrument or document filed as part thereof, or in connection therewith or in any way related thereto, with like effect as though said Registration Statement or other document had been signed and filed personally by me in the capacity aforesaid.

IN WITNESS WHEREOF, I have hereunto set my hand this 4th day of April, 2000.

                                                      JOHN E. HAYES, JR.
                                                      --------------------------
                                                      John E. Hayes, Jr.


SUBSCRIBED AND SWORN to before me this 4th day of April, 2000.

                                                      DEBORAH K. WEST
                                                      --------------------------
                                                      Notary Public
My Commission Expires:

    July 6, 2002
---------------------